This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the report on Form N-CSR for the period ended December 31, 2004 of The Memorial Funds (the "trust").

I Carl C. Peterson, the President of the trust, certify that:

      (i) the form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d)); and

      (ii) the information contained in the Form N-CSR fairly represents, in all material respects, the financial condition and results of operations of the Issuer.


Date: March 8, 2005                         /s/ Carl C. Peterson
                                            ---------------------------------
                                            Carl C. Peterson
                                            President

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the report on Form N-CSR for the period ended December 31, 2004 of The Memorial Funds (the "trust").

I Thomas W. Alesi, the Chief Financial Officer of the trust, certify that:

      (i) the form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d)); and

      (ii) the information contained in the Form N-CSR fairly represents, in all material respects, the financial condition and results of operations of the Issuer.


Date: March 8, 2005                         /s/ Thomas W. Alesi
                                            ---------------------------------
                                            Thomas W. Alesi
                                            Chief Financial Officer